                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2001

                          COLLINS & AIKMAN CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

       1-10218                                            13-3489233
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                    5755 New King Court, Troy, Michigan 48098
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 (248) 824-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

The following revises Note 22 (Quarterly Financial Data (unaudited)) to the consolidated financial statements of the registrant, previously filed with the 2000 Annual Report on Form 10-K, to reflect the reallocation of $424,000 of fourth quarter 2000 adjustments to the third quarter 2000, such reallocation having no impact on year end 2000 results. Upon review of certain adjustments primarily related to accrued liabilities and asset valuation accounts, which were originally recorded in the fourth quarter of 2000, it was determined that $424,000 should have been recorded in the third quarter of 2000 instead. This reallocation results in a $424,000 increase in net loss for the third quarter of 2000 and a corresponding reduction in net loss for the fourth quarter of 2000 compared to amounts previously reported. In addition, the reallocation results in an increase in net loss per share of $0.01, from $0.07 to $0.08, for the third quarter of 2000. Further details are set forth in the registrant's amended quarterly report for the quarter ended September 30, 2000 on Form 10-Q/A filed on October 26, 2001.

         Quarterly Financial Data (unaudited)

         The quarterly data below is based on the Company's fiscal periods (in thousands, except per share amounts).

                                                                               FISCAL 2000
                                                          --------------------------------------------------------
                                                                                        RESTATED       RESTATED
                                                            FIRST          SECOND         THIRD         FOURTH
                                                           QUARTER         QUARTER       QUARTER        QUARTER
                                                         ----------      ----------    ----------     ----------
Net sales..........................................       $534,761        $507,209      $423,001       $436,848
Gross margin.......................................         83,715          84,133        53,195         45,598
Income (loss) from continuing operations...........          7,014          11,104        (4,102)       (15,453)
Income (loss) before extraordinary loss............          7,014          17,704        (4,102)       (15,453)
Net income (loss)..................................          7,014          17,704        (4,788)       (15,453)
Basic and diluted earnings (loss) per share........            .11            .29           (.08)          (.25)
Common stock prices:
     High..........................................          6 1/8          7            6  1/8         4 15/16
     Low...........................................          4 1/2          5 1/8        4 11/16        2  7/8

                                                                               FISCAL 1999
                                                          --------------------------------------------------------
                                                            FIRST         SECOND          THIRD         FOURTH
                                                           QUARTER        QUARTER        QUARTER        QUARTER
                                                         ----------      ----------    ----------     ----------
Net sales..........................................       $478,337        $486,821       $427,873       $505,566
Gross margin.......................................         70,588          78,262         64,163         71,704
Income (loss) from continuing operations...........          2,316           5,318         (6,484)        (2,515)
Income (loss) before extraordinary loss............          2,316           5,318         (6,484)        (2,515)
Net income (loss)..................................         (6,534)          5,318         (6,484)        (2,515)
Basic and diluted earnings (loss) per share........          (0.10)           0.09          (0.10)         (0.04)

                                       2


Common stock prices:
     High..........................................          6 1/4          7 7/16         7 5/8           7
     Low...........................................          4 1/8          4              4 9/16          4 7/8

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2001                 COLLINS & AIKMAN CORPORATION
                                       (Registrant)


                                       By: /s/ Rajesh K. Shah
                                           --------------------------------
                                               Rajesh K. Shah
                                               Executive Vice President and
                                               Chief Financial Officer
                                       4